Harbor Fixed Income Funds

Supplement to Prospectus dated June 1, 2018
Important Notice Regarding Harbor Real Return Fund’s Investment Policy
Effective March 1, 2019, Harbor Real Return Fund’s (the “Fund”) Principal Investment Strategy is revised to delete the phrase “plus borrowings for investment purposes” from the first sentence. The first sentence of the Fund’s Principal Investment Strategy will read as follows:
“Under normal market conditions, the Fund expects to invest at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. government, non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.”
In addition, reference to the Fund under the heading “Investment Policies” within the “Additional Information about the Funds’ Investments” section will be deleted.
December 17, 2018
Investors Should Retain This Supplement For Future Reference
S1218.P.FI